SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 2, 2004

                            HEALTH EXPRESS USA, INC.
               (Exact Name of Registrant as Specified in Charter)

             FLORIDA                       02-27569               65-0847995
    (State or other jurisdiction        (Commission            (IRS Employer
            of incorporation)            File Number)        Identification No.)

       1761 WEST HILLSBORO BLVD, SUITE 203, DEERFIELD BEACH, FLORIDA    33442
         (Address of principal executive offices)                     (Zip code)

       Registrant's telephone number, including area code:       (954) 570-5900

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      (B) PRINCIPAL OFFICER

      On November 30, 2004, in connection with the closing of the company-owned store (as described in more detail below) of Health Express USA, Inc., (the "Company") and to further reduce the Company's overall overhead costs, the President of the Company, Raymond W. Nevin, will no longer be employed by the Company.

Item 8.01. Other Events.

      On December 2, 2004, the Company closed its only Company-owned restaurant location, thereby completing its previously announced plan to only have franchise owned restaurants.

      On December 2, 2004, the Company issued a press release announcing that the Company has closed its only Company-owned store and has completed its transition to only have franchise owned restaurants.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description

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

EXHIBIT             DESCRIPTION                                                    LOCATION

               Press Release of the Company, dated December 2, 2004, announcing
Exhibit 99.1   that the Company has closed its only Company-owned store and has    Provided herewith
               completed its transition to only have franchise owned restaurants
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 2, 2004                HEALTH EXPRESS USA, INC.

                                         By:/s/ Douglas Baker
                                           -------------------------------------
                                           Name:Douglas Baker
                                           Title:Chief Executive Officer


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